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                                                                   EXHIBIT 23.5

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Amendment No. 3 to the Registration Statement on Form S-1 of our report dated August 10, 2001 relating to the statement of financial position of Gibraltar Life Insurance Company, Ltd., which appears in such Registration Statement.

/s/ PricewaterhouseCoopers

Tokyo, Japan
October 1, 2001